1 Chesapeake Corp. Chesapeake Corp. Lender Presentation Lender Presentation August 9, 2006 August 9, 2006 Exhibit 99.1

Disclaimer
This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake’s actual results to differ materially from those expressed in the forward-looking statements:  the Company’s inability to realize the full extent of the expected savings or benefits from the cost savings program and to complete such activities in accordance with its planned timetable and within expected cost range; competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; possible recessionary trends in U.S. and global economies; governmental policies and regulations; interest rates; currency translation movements; the ability of the Company to remain in compliance with its debt covenants; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.
This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation.  Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.
Non-GAAP Financial Measures
Chesapeake defines Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation, amortization and gains or losses on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs. Normalized Adjusted EBITDA is defined as Adjusted EBITDA further adjusted by the effects of changes in foreign currency rates, increases in pension expense and the historical results of the Company’s French luxury packaging business that was sold in July 2006.  Adjusted EBITDA and Normalized Adjusted EBITDA are not a measure of performance defined by GAAP and should not be considered in isolation or as a substitute for net income or cash flows from operating activities, which have been prepared in accordance with GAAP. We believe Adjusted EBITDA and Normalized Adjusted EBITDA provide useful information regarding our ability to service our debt and are used by investors and analysts to evaluate companies within the packaging industry. Adjusted EBITDA may be adjusted for certain cash and non-cash charges to determine compliance with certain financial covenants under our senior credit facility. Adjusted EBITDA and Normalized Adjusted EBITDA, as presented, may not be comparable to the calculation of similarly titled measures reported by other companies.  Reconciliations of these measures to income (loss) from continuing operations before interest, extinguishment of debt and taxes (EBIT) are presented herein.

Wachovia Securities Welcome Address
Andrew Kohut Company Overview
CEO & President
Market Overview
Joel Mostrom Historical Financial Summary
Senior Vice President & CFO
Cash Flow & Profitability Initiatives
Management Team Conclusion / Q&A
Wachovia Securities Credit Facilities
Candace Formacek Forecast Financial Summary
Treasurer
Agenda

4 Company Overview

•
A leading supplier of value-added, specialty paperboard packaging in
Europe
•
A leading supplier of specialty plastic packaging products to niche end-
use markets
•
Focus on higher growth, lower cyclicality end-use markets that require rigorous process & quality control, brand positioning and product differentiation
•
Strategically located facilities and long-standing customer relationships with globally recognized companies
•
Existing platform and recent expansions into North America and emerging markets provide organic growth opportunities
Business Summary

A Leading Producer of Value-Added,
Specialty Packaging Products
Paperboard Packaging Plastic Packaging
Revenue Contribution: 83% of FY 2005 Revenue 17% of FY 2005 Revenue
Products & Services: Folding cartons, booklets, leaflets, HDPE bottles, closures and labels, composite tubes, rigid set-up containers; PET bottles, closures, boxes and vacuum-formed packaging containers and preforms
Markets Served: Pharmaceutical and healthcare; Agrochemicals and other specialty branded products such as alcoholic chemicals; food and beverage drinks, confectionaries, cosmetics,
and fragrances; tobacco
Manufacturing Facilities: 40 Locations 8 Locations
Competitive Strengths: - Market leader - Leader in niche markets
- Extensive manufacturing network - Proprietary technology
- Blue chip customer base - Innovative product solutions
- Preferred supplier status
- Innovative product solutions

Note: Based on estimated 2004 sales value of production
Source:  Company estimates / Packaging Focus Ltd.
A Leading W. European Paper-based
Specialty Packaging Company
Sales - $ in millions
0 100 200 300 400 500 600 700 800 900
Graphic Packaging
Reno de Medici
Edelmann
Amcor
A&R
VGB
MY Holdings
MeadWestvaco
Chesapeake
Mayr Melnhof
Folding Cartons Labels and Leaflets

NEW
Panadol

Energise
Energise
Energise
Vimto
Orange

GOJO
Arlington Press

FAMOUS
GROUSE

The Collection

Lord
Lord
Lord Extra

Chesapeake

8 Broad Specialty Packaging Portfolio

Innovative, Design Focused
Packaging Solutions
• Partnered with GlaxoSmithKline in
creating an innovative design
combining shelf appeal, protective
and informative packaging, and
compatibility with high-speed
packing lines
• Winner of Pharmapack Exhibition
“Selection Specially du Jury” award
Our award winning design teams work with customers to develop innovative solutions for technically demanding or brand focused packaging applications
• Created a striking six-color
transparent gift carton, providing
strong shelf impact in a highly
competitive environment
• Pioneered groundbreaking, patent-
pending technology to produce a
polypropylene carton able to
support the requirements of global
brands in a wide range of markets
• Produced a “Fairy Tale” vodka pack
that utilized a distinctive thematic
approach  and unique construction,
consisting of five machined and
hand-glued units
• Winner of a 2006 Silver Starpack
Award and top honors in the
Creative Cartonboard Packaging –
Non Food Category

Diversified Across Markets &
Geographies
2005 Sales by Market 2005 Sales by Geography
Pharma-
Healthcare 36%
Plastics
17%
Tobacco
13%
United Kingdom
52%
Other
4%
Belgium
6%
Ireland
8%
Germany
12%
United States
3%
France
11%
2005 Revenues $1.04 Billion
34%
Branded Products
(Alcoholic Drinks,
Confectioneries &
Cosmetics)
South Africa
4%

Wyeth®

syngenta

ALLIED DOMECQ

William Grant & Sons, Inc

Nestlé

KRAFT

gsk GlaxoSmithKline

Johnson & Johnson

Coca-Cola

Dow AgroSciences

Boots

AstraZeneca INTERNATIONAL

DIAGEO

C&C

Pfizer

PEPSI

STIEFEL®

Altadis Cigares France

Cadbury

Mars

GALLAHER GROUP Plc

Abbott Laboratories

3M

STORCK

Schering-Plough

Pernod Ricard

BRITISH AMERICAN TOBACCO

Chesapeake.

11 Long-Standing Relationships with Blue Chip Customers

Why We Are Successful
Comprehensive Design Expertise
Broad Network of State-of-the-Art Facilities &
Long-term Customer Relationships
Leading Positions in Western Europe End-Use Markets
Significant investment in design capabilities
Collaborative design relationship with customers
48 sector-focused, efficient manufacturing facilities
Strategically located near key customers
Average relationship with top 10 customers > 30 years
A primary paperboard packaging manufacturer for many customers
+
=
Leading positions in markets with technical and brand-focused packaging requirements
#1 in paper-based Pharma/Healthcare, a leader in Branded Products and
Tobacco, as well as a leader in niche HDPE and PET markets

13 Market Overview

Pharmaceuticals &
Healthcare Market
Customer Requirements/Needs:
• Comprehensive design services
• Special packaging features
• Reduced delivery times
• Flexibility in order size
• Broader geographic coverage
• Rigorous process and quality
standards
• Text integrity
Key Demand Drivers:
• Increasing use of lifestyle drugs
• Aging population
• Increasing OTC drug sales
• Information disclosure
requirements
• Anti-counterfeiting legislation
and requirements
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Opportunities:
• North America
• Emerging markets
CSK’s Market Position:
• Leading position in Western Europe
• 26 dedicated manufacturing facilities
across 8 countries
36%

Branded Products
Market
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
• Brand positioning/differentiation in
discerning global markets
• Multi-substrate capabilities
• Consistent image/anti-counterfeiting
• Exceptional print/finishing
techniques
• Large scale international product
launches/re-launches/range-
extensions
Key Demand Drivers:
• Increased consumer marketing
focus on promotional
packaging
• Greater demand for anti-
counterfeiting as more
products are shipped to
developing countries
Opportunities:
• Eastern Europe
34%
CSK’s Market Position:
• A leading position in Western
Europe for alcoholic drinks and
confectioneries

Tobacco Market
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
• Supplier rationalization
• Shift from soft to hard pack
• Advertising restrictions lead to
point-of-sale differentiation
• Increased government healthcare
warnings
• High speed gravure printing,
embossing and gold leaf
processes
Key Demand Drivers:
• Good growth projected in
developing countries
• Low/negative growth in
industrialized countries
Opportunities:
• Eastern Europe
• Far East
13%
CSK’s Market Position:
• A leading position in Western
Europe

Plastics Market
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
• Lighter weight containers for
agrochemicals and other specialty
chemicals with superior barrier
characteristics
• Innovative designs for plastic
beverage bottles
Key Demand Drivers:
• Increased soft drink and
mineral water consumption
• Barrier containers for
agrochemicals and other
specialty chemicals
• Substitution of plastic for glass
bottles and aluminum cans
Opportunities:
• Expansion in emerging markets
• Supply-chain synergies with
Pharma/Healthcare customers
17%
CSK’s Market Position:
• Largest manufacturer of HDPE
fluorinated barrier containers for
niche agrochemicals and milk bottles
in Ireland
• A leading position in PET soft drink
bottles and preforms in South Africa

#1 Focus is to Increase Cash
Flow & Profitability
Cost Savings Program - $25 million
Organic Growth - Worldwide
pharmaceutical packaging demand
expected to grow 5% per year to 2009,
CSK position with top 20 Pharmaceutical
customers
Strategic Initiatives - Arlington Press,
South Africa, China
Increased
Cash Flow
& Profitability
Cost of Capital - Refinancing resulting in
$3 million plus in annual interest savings
Proactive Management of Legacy
Pension Obligations

19 Historical Financial Summary

Key Financial Highlights
•
CSK financial performance from 2002 - 2004
– Reported revenue, gross profit and Adjusted EBITDA increased annually
– Cash flow from operations increased at a 35% CAGR
– Debt was reduced by $62.5 million
•
Financial performance has declined in 2005 and YTD 2006
– The decline in profitability is primarily tied to macroeconomic factors, including oversupply in Western Europe, increased pension expense and increased energy /
resin costs
– CSK has maintained a market leadership across its markets
– CSK is in process of implementing a cost reduction initiative, as well as other initiatives to improve financial performance
•
#1 priority is to increase cash flow and profitability

Reported Historical Financial
Summary
Historical Financial Summary
($  in millions) Fiscal Year End LTM
2002 2003 2004 2005 7/2/2006
Total Net Sales $781.8 $885.6 $1,031.7 $1,042.0 $1,012.7
% Growth n/a 13.3% 16.5% 1.0% n/a
Total Gross Profit 141.8 163.4 173.3 176.5 169.8
% Margin 18.1% 18.5% 16.8% 16.9% 16.8%
Adjusted EBITDA 106.9 110.7 108.9 104.4 98.9
% Margin 13.7% 12.5% 10.6% 10.0% 9.8%
Cash Flow From Operations 51.1 80.0 93.1 44.6 34.5
Capital Expenditures 51.2 52.4 35.5 38.3 42.8
Cash 15.7 11.9 54.3 8.7 6.7
Senior Debt 306.9 286.6 149.7 190.6 209.7
Subordinated Debt 184.5 200.3 279.2 242.3 251.9
Total Debt 491.4 486.9 428.9 432.9 461.6
Net Debt 475.7 475.0 374.6 424.2 454.9
Shareholders' Equity 476.6 570.1 712.2 295.3 298.2
Total Debt to Adjusted EBITDA 4.60x 4.40x 3.94x 4.15x 4.67x
(1)
Senior Debt to Adjusted EBITDA 2.87x 2.59x 1.37x 1.83x 2.12x
Net Debt to Adjusted EBITDA 4.45x 4.29x 3.44x 4.06x 4.60x
Interest Coverage 2.40x 2.62x 2.94x 3.15x 2.82x
(1)
Total leverage based on credit agreement methodology is 4.44x
• Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs. Reconciliation of this measure to EBIT is presented herein.

Paperboard Business Segment
Revenue Adjusted EBITDA
• Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs. Reconciliation of this measure to EBIT is presented herein.
$753.4
$864.7
$860.2
$846.5
$0
$250
$500
$750
$1,000
FY '03 FY '04 FY '05 LTM 7/2/06
Based on 2003 exchange rates FX Impact
$90.5
$96.6
$104.0
$99.0
$0
$30
$60
$90
$120
FY '03 FY '04 FY '05 LTM 7/2/06
Based on 2003 exchange rates FX Impact

Plastics Business Segment
Revenue Adjusted EBITDA
• Adjusted EBITDA is a non-GAAP measure and is defined as income from continuing operations before interest, income taxes, depreciation, amortization and gains (losses) on divestitures and on sales of non-strategic land, restructuring expenses, asset impairments and other exit costs. Reconciliation of this measure to EBIT is presented herein.
$166.2
$181.8
$167.0
$132.2
$0
$50
$100
$150
$200
FY '03 FY '04 FY '05 LTM 7/2/06
Based on 2003 exchange rates FX Impact
$24.3
$24.6
$22.6
$26.0
$0
$8
$16
$24
$32
FY '03 FY '04 FY '05 LTM 7/2/06
Based on 2003 exchange rates FX Impact

Normalized Performance
• Normalized Adjusted EBITDA is a non-GAAP measure and is defined as Adjusted EBITDA further adjusted by the effects of changes in foreign currency rates, increases in pension expense and the historical results of the Company’s French luxury packaging business that was sold in July 2006.  Reconciliation of this measure to EBIT is presented herein.
Normalized Performance
($ in millions)
Fiscal Years Ended LTM
2003 2004 2005 7/2/2006
Adjusted EBITDA $110.7 $108.9 $104.4 $98.9
Foreign exchange impact
(1)
-              (12.8) (12.2) (9.0)
Pension increase over 2003
(1)
-              4.2 9.2 12.8
French luxury packaging (income) loss
(1)
(0.5) 2.4 1.4 1.0
Normalized Adjusted EBITDA $110.2 $102.7 $102.8 $103.7
(1)
Based on 2003 exchange rates

Proactive Management of
Legacy Pension Obligations
•
Proactive management of legacy obligations
• US Plan benefits frozen 12/05, UK Plan frozen to new entrants 12/05
• Reduced UK benefits level for new entrants in 2004
• Increased UK employer and employee contribution rates in 2004
•
Rising discount rates reduce future expense and funding estimates
• 25 bps change impacts deficit by $26 million
•
Incremental total funding in 2004-2006 of $35 million improves plan deficit funding levels
Summary of Retirement Benefit (DB, DC and Retiree Medical) Funding and Expense
($ in millions)
2003 2004 2005 2006(E)
Expense $7 $12 $18 $25
Funding $19 $21 $28 $34

26 Cash Flow & Profitability Initiatives

Cost Savings Initiative
•
Publicly announced $25 million annual cost savings initiative
– Two year implementation period: 2006 - 2007
– Estimated cost of $30 - $40 million pre-tax
•
Sale or closure of underperforming / underutilized assets
•
General workforce reduction
•
Process improvement and overhead reduction
•
CSK’s management incentive program is linked to the success of the cost savings initiative / earnings improvement

Cost Savings Initiative:
Progress to Date
• Completed the closure of the Birmingham facility (food and household) in April 2006
– Severance benefits have been paid to approximately 190 employees
• Sold the Lurgan facility (food and beverage) in March 2006
– Facility not viewed as a strategic fit
• In process of closing the Bedford facility (pharmaceutical and healthcare) with an estimated closure completion in 2H 2006
– Severance benefits to be paid in 2006 to approximately 87 employees
• Completed the closure of the Ezy-sure-Eure facility (luxury packaging) in May 2006
– Severance benefits to be paid in 2006 to approximately 44 employees
• Company-wide workforce reduction initiatives throughout the first half of 2006
• Sold what remained of French luxury packaging business in July 2006
• Approximately $14 million in annualized pre-tax savings associated with announced initiatives

Cost Savings Initiative:
On-going and Future Initiatives
•
On-going and future initiatives include:
– Additional Facility Rationalizations
– Additional Workforce Reduction
– Additional Process Improvement Initiatives
•
The global $25 million initiative represents identifiable costs that have been, or will be, eliminated
– Monthly / quarterly reporting on all initiatives
– Cost savings and key metrics are reported to the Audit Committee quarterly
$25 million Cost Savings Initiative:
Approximately $14 million in annualized pre-tax savings associated with announced initiatives
Additional annualized savings of $11 million from on-going and future initiatives

#1 Focus is to Increase Cash
Flow & Profitability
Cost Savings Program - $25 million
Organic Growth - Worldwide
pharmaceutical packaging demand
expected to grow 5% per year to 2009,
CSK position with top 20 Pharmaceutical
customers
Strategic Initiatives - Arlington Press,
South Africa, China
Increased
Cash Flow
& Profitability
Cost of Capital - Refinancing resulting in
$3 million plus in annual interest savings
Proactive Management of Legacy
Pension Obligations

Comparison of Debt Breakdown
Debt Currency Mix Fixed vs. Variable Debt
Sterling, 36%
Sterling, 59%
Euro, 29%
Euro, 29%
USD, 35%
USD, 12%
0%
25%
50%
75%
100%
Reported 7/2/06 Proforma for transaction
Variable, 7%
Fixed, 68%
Fixed, 93%
Variable, 32%
0%
25%
50%
75%
100%
Reported 7/2/06 Proforma for transaction

32 Debt Maturity Schedule Pro Forma for Transaction $22 $5 $5 $3 $5 $3 $50 $128 $123 $122 0 50 100 150 $200 2006 2007 2008 2009 2010 2011 2012 2013 2014 2019 Senior Debt Subordinated Debt

33 Conclusion / Q&A

Conclusion / Q&A
•
Market leadership position in targeted markets
•
Comprehensive design and manufacturing capabilities
•
Global manufacturing presence – strategically located
•
Long-term customer relationships (top ten average > 30 years)
•
Designated as “Primary Supplier” to many of its customers
•
Cost savings initiative results in de-leveraging
•
Experienced management team
•
#1 priority is to increase cash flow and improve profitability

35 Credit Facilities

Sources & Uses
•
Current: Refinance the existing credit facilities and pay fees and expenses associated with the Credit Facilities
•
November 15th: Fund the Delayed Draw Term Loan with proceeds utilized to call the Notes and pay the associated call premium of 105.1875%
Note: The sources and uses are based upon debt outstanding as of July 2, 2006  and an exchange rate of  1.8484 $/£
Sources Uses
($ in millions)
Revolver $0.0 Refinance Credit Facility $126.6
Delayed-Draw TL 129.4         Call the Notes 124.0
Term Loan 129.4         Excess Cash 0.3
Prepayment Penalty 6.4
Est. Fees and Expenses 1.5
Total $258.8 Total $258.8

Pro Forma Capitalization
• Holding debt constant, leverage is reduced to 3.8x utilizing the $25 million savings targeted
Pro Forma Capitalization
($ in millions) Pro Forma At Close 7/2/06 Cumulative Pro Forma Post Redemption Cumulative Cumulative
Book Capitalization
(4)
Multiple of Book Capitalization
(5)
Multiple of Multiple of
$ %
LTM EBITDA
(1)
$ %
LTM EBITDA
(2)
LTM EBITDA
(3)
Revolving Credit Facility $0.0 0.0% 0.00x $0.0 0.0% 0.00x 0.00x
Delayed-Draw TL 0.0 0.0% 0.00x 129.4 17.0% 1.15x 1.04x
Term Loan 129.4 17.0% 1.31x 129.4 17.0% 2.29x 2.09x
Capital Leases 12.6 1.7% 1.44x 12.6 1.7% 2.40x 2.19x
Industrial Revenue Bonds due 2019 50.0 6.6% 1.94x 50.0 6.6% 2.85x 2.59x
Other Senior Debt 20.5 2.7% 2.15x 16.2 2.1% 2.99x 2.72x
Total Senior Debt 212.5 27.9% 2.15x 337.6 44.3% 2.99x 2.72x
10.375% Sr. Sub. Notes due 2011 124.0 16.3% 3.40x 0.0 0.0% 2.99x 2.72x
7.0% Sr. Sub. Notes due 2014 127.9 16.8% 4.70x 127.9 16.8% 4.12x 3.76x
Total Debt 464.4 60.9% 4.70x 465.5 61.1% 4.12x 3.76x
Shareholders' Equity 298.3 39.1% 296.2 38.9%
Total Capitalization $762.7 100.0% $761.7 100.0%
(1)
Based on LTM 7/2/06 Adj. EBITDA of:
$98.9
(2)
Based on LTM 7/2/06 Pro Forma Adj. EBITDA, adjusted for $14.0 million achieved or in process cost savings, of:
$112.9
(3)
Based on LTM 7/2/06 Pro Forma Adj. EBITDA, adjusted for $25.0 million in publicly announced targeted cost savings, of:
$123.9
(4)
Assumes the refinancing of the credit facilities and the financing of the est. fees and expenses, excludes the call of the notes and related prepayment penalty.
(5)
Assumes the refinancing of the credit facilities, the call of the notes and related prepayment penalty and the financing of the est. fees and expenses as if occurred on 7/2/06.

Summary Terms
BORROWER: Chesapeake Corporation and various foreign subsidiary borrowers
SOLE BOOKRUNNER: Wachovia Capital Markets, LLC
CO-LEAD ARRANGERS: Wachovia Capital Markets, LLC and Banc of America Securities LLC
FACILITIES: $125 million 5-Year Revolving Credit Facility
£70 million 7-Year Term Loan
£70 million 7-Year Delayed Draw Term Loan
SECURITY: First-priority perfected security interest in (a) the equity interests in Chesapeake’s
U.S. subsidiaries and certain significant foreign subsidiaries and (b) all of the U.S.
assets of Chesapeake Corporation and its U.S. subsidiaries, subject to carveouts and exceptions to be mutually agreed upon
AMORTIZATION: Term Loans: 1% in years 1-6, 94% in year 7
EXCESS CASH FLOW SWEEP: 50% when total leverage exceeds 2.50x
FINANCIAL COVENANTS: Maximum Senior Secured Leverage: 3.75x with step-downs TBD
Maximum Total Leverage: 5.25x with step-downs TBD
Minimum Interest Coverage: 2.50x throughout

39 Appendix

Financial Reconciliations
Reconciliation of Adjusted EBITDA and Adjusted EBIT to EBIT
($ in millions)
Year-Ended LTM
December 29, December 28, January 2, January 1, July 2,
2002 2003 2005 2006 2006
Sales from continuing operations:
Paperboard Packaging $678.1 $753.4 $864.7 $860.2 $846.5
Plastic Packaging 103.7 132.2 167.0 181.8 166.2
781.8 885.6 1,031.7 1,042.0 1,012.7
Adjusted EBITDA
Paperboard Packaging 101.2 104.0 99.0 96.6 90.5
Plastic Packaging 17.1 22.6 26.0 24.6 24.3
Corporate Overhead (11.4) (15.9) (16.1) (16.8) (15.9)
106.9 110.7 108.9 104.4 98.9
Depreciation and amortization
Paperboard Packaging (38.9) (43.6) (50.4) (49.3) (49.4)
Plastic Packaging (8.6) (10.2) (10.3) (9.6) (9.0)
Corporate Overhead (0.7) (0.5) (0.3) (0.3) (0.3)
(48.2) (54.3) (61.0) (59.2) (58.7)
Adjusted EBIT
Paperboard Packaging 62.3 60.4 48.6 47.3 41.1
Plastic Packaging 8.5 12.4 15.7 15.0 15.3
Corporate Overhead (12.1) (16.4) (16.4) (17.1) (16.2)
58.7 56.4 47.9 45.2 40.2
Goodwill impairment charge -                    -                    -                    (312.0) (312.0)
Restructuring charges, asset impairments and
  other exit costs (2.6) -                    -                    (13.1) (23.2)
Gain (loss) on divestitures and sale of non-strategic land -                    11.2 6.9 (5.8) (0.4)
Income (loss) from continuing operations before
  interest, extinguishment of debt and taxes (EBIT) 56.1 67.6 54.8 (285.7) (295.4)

41 Chesapeake Corp. Chesapeake Corp. Lender Presentation Lender Presentation August 9, 2006 August 9, 2006